Other employee benefits (Schedule of detailed information about remeasurement of other long term employee benefits) (Details) - Other employee benefits [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Remeasurement on the net defined benefit liability:
Actuarial losses arising from changes in demographic assumptions	$ 502	$ 0
Actuarial losses (gains) arising from changes in financial assumptions	9,250	(36,058)
Actuarial gains arising from changes experience adjustments	(637)	(516)
Components recognized in statements of comprehensive income	9,115	(36,574)
Total other employee future benefit cost	$ (16,386)	$ 29,779